UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        May 4, 2011
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054
(Address of Principal Executive Offices, including zip code)

        (856) 505-8800
(Registrant's Telephone Number, including area code)

            N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K foiling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On May 4, 2011, inTEST Corporation (the "Company") issued a press release and held a webcast conference call (as previously announced) regarding its financial results for the first quarter ended March 31, 2011. The Company's press release* is furnished as Exhibit 99.1 and the textual representation of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

* The press release that is furnished as Exhibit 99.1 shows the correction of the amount of the moving costs for the relocation of our Mechanical and Thermal Products domestic facilities during the first quarter of 2011. As released, the press release stated these costs to be $250,000, however, the correct amount of these costs is $128,000.

Item 8.01.    Other Events.

On May 4, 2011, the Company issued a press release announcing the filing of a shelf registration statement on Form S-3 with the Securities and Exchange Commission. A copy of this press release is filed as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

A list of the Exhibits which are required by Item 601 of Regulation S-K is set forth in the Exhibit Index immediately following the signature page, which Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief Financial Officer

Date:   May 6, 2011

Exhibit Index

99.1  Press Release dated May 4, 2011 regarding 2011 First Quarter Financial Results
99.2  Textual representation of conference call
99.3  Press Release dated May 4, 2011 regarding Shelf Registration Statement on Form S-3